SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 15, 2003

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of Registrants as Specified in their Charters)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(States or Other Jurisdictions of Incorporation)	(Commission file Numbers)	(IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code (203) 622-3131

Item 5.	Other

On December 15, 2003, United Rentals, Inc., issued the press release attached hereto as exhibit 99.1.

Exhibit

99.1	Press release of United Rentals, Inc., dated December 15, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of December, 2003.

UNITED RENTALS, INC.

By:	/S/ JOHN N. MILNE

	Name:	John N. Milne
	Title:	President and Chief Financial Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/S/ JOHN N. MILNE

	Name:	John N. Milne
	Title:	President and Chief Financial Officer

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